TRANSAMERICA FUNDS

AMENDED SCHEDULE A

12B-1 PLAN OF DISTRIBUTION

The following series and classes of shares are offered effective as of April 25, 2025

Transamerica ClearTrack® 2025	Class R3

Transamerica ClearTrack® 2030	Class R3

Transamerica ClearTrack® 2035	Class R3

Transamerica ClearTrack®2040	Class R3

Transamerica ClearTrack® 2045	Class R3

Transamerica ClearTrack® 2050	Class R3

Transamerica ClearTrack® Retirement Income	Class R3

Transamerica Asset Allocation–Conservative Portfolio	Class A
Class C
Class I
Class R
Class R3

Transamerica Asset Allocation–Growth Portfolio	Class A
Class C
Class I
Class R
Class R3

Transamerica Asset Allocation–Moderate Growth Portfolio	Class A
Class C
Class I
Class R
Class R3

Transamerica Asset Allocation–Moderate Portfolio	Class A
Class C
Class I
Class R
Class R3

Transamerica Asset Allocation Intermediate Horizon	Class R
Class R4

Transamerica Asset Allocation Long Horizon	Class R
Class R4

Transamerica Asset Allocation Short Horizon	Class R
Class R4

Transamerica Balanced II	Class I3
Class R
Class R4

Transamerica Bond	Class A
Class C
Class I
Class I2
Class R
Class R6

Transamerica Capital Growth	Class A
Class C
Class I
Class I2
Class R
Class R6

Transamerica Core Bond	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2
Class R6

Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2
Class R
Class R3
Class R4
Class R6

Transamerica Energy Infrastructure	Class A
Class C
Class I
Class I2

Transamerica Floating Rate	Class A
Class C
Class I
Class I2

Transamerica Government Money Market	Class A

Class C
Class I
Class I2
Class I3
Class R
Class R2
Class R4

Transamerica High Yield Bond	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica High Yield Muni	Class A
Class C
Class I
Class I2

Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Intermediate Muni	Class A
Class C
Class I
Class I2

Transamerica International Equity	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica International Focus	Class A
Class C
Class I
Class I2
Class R6

Transamerica International Small Cap Value	Class I
Class I2

Class R6

Transamerica International Stock	Class A
Class I
Class I2
Class R6

Transamerica International Sustainable Equity	Class A
Class I
Class I2
Class R6

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2
Class R6

Transamerica Large Core ESG	Class A
Class I3
Class R
Class R4
Class R6

Transamerica Large Growth	Class I3
Class R
Class R4
Class R6

Transamerica Large Value Opportunities	Class I3
Class R
Class R4

Transamerica Long Credit	Class A
Class C
Class I
Class I2
Class R6

Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2
Class I3

Class R
Class R4
Class R6

Transamerica Multi-Asset Income	Class A
Class C
Class I
Class I2

Transamerica Multi-Managed Balanced	Class A
Class C
Class I
Class I2
Class R
Class R6

Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6

Transamerica Small/Mid Cap Value	Class A
Class C
Class I
Class I2
Class R6

Transamerica Stock Index	Class R
Class R4

Transamerica Strategic Income	Class A

Class I
Class I2

Transamerica Sustainable Equity Income	Class A
Class C
Class I
Class I2
Class R6

Transamerica Sustainable Growth Equity	Class A
Class I
Class I2
Class R6

Transamerica UltraShort Bond	Class A
Class C
Class I
Class R6

Transamerica US Growth	Class A
Class C
Class I
Class I2
Class T
Class R6

SERVICE AND DISTRIBUTION FEES

The Fund is authorized to pay to Servicing Party the following annual distribution and service fees as compensation for Servicing Party’s services as Distributor of those specific shares of the Fund.

Class A Shares	0.25% of average daily net assets of the Fund’s Class A shares
Class C Shares	1.00% of average daily net assets of the Fund’s Class C shares
Class R Shares	0.50% of average daily net assets of the Fund’s Class R shares
Class R2 Shares	0.25% of average daily net assets of the Fund’s Class R2 shares
Class R3 Shares	0.25% of average daily net assets of the Fund’s Class R2 shares
Class R4 Shares	0.25% of average daily net assets of the Fund’s Class R4 shares

The Fund may pay a distribution and service fee to Servicing Party at a lesser rate than the fees specified in Sections 1(a) and 1(b), respectively, of this Plan, in either case as agreed upon by the Trust and Servicing Party and as approved in the manner specified in Section 5 of this Plan.

12b-1 distribution and service fees are not applicable to Class I, Class I2, Class I3, Class T, and Class R6 shares.